Critical accounting judgments and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2017
Critical accounting judgments and key sources of estimation uncertainty
Critical accounting judgments and key sources of estimation uncertainty

3. Critical accounting judgments and key sources of estimation uncertainty

In the application of the Group’s accounting policies, the directors are required to use certain critical accounting estimates, assumptions and judgment about the carrying amounts of certain assets and liabilities. The areas involving a high degree of judgment or complexity or areas where assumptions and estimates are significant to the consolidated financial statements are the following:

Going concern

The Group has experienced net losses and significant cash used in operating activities since our inception in 2000 except for year 2016. As of December 31, 2017, the Group had an accumulated deficit of 189.8 million euros, a loss for the year of 74.8 million euros and net cash used in operating activities of 30.3 million euros. As of December 31, 2016, the Group had an accumulated deficit of 116.2 million euros, a profit for the year of 3.8 million euros and net cash provided by operating activities of 3.5 million euros. Management expects the Group to continue to incure net losses and have significant cash outflows for at least the next twelve months. These conditions, among others, raise substantial doubt about our ability to continue as a going concern. These consolidated financial statements have been prepared assuming that the Group will continue as a going concern. This basis of accounting contemplates the recovery of our assets and the satisfaction of liabilities in the normal course of business. A successful transition to attaining profitable operations is dependent upon achieving a level of positive cash flows adequate to support our cost structure.

As of December 31, 2017, we had cash and cash equivalents of 34.1 million euros. In addition, after receiving marketing authorization from the European Commission for Cx061 on March 23, 2018, TiGenix expects to receive 15 million euros from Takeda as a milestone payment under its licensing agreement with Takeda during the second quarter of 2018. Our board of directors is of the opinion that this cash position is sufficient to continue operating through the next 12 months, but we will require significant additional cash resources to launch new development phases of existing projects in our pipeline.

In order to be able to launch such new development phases, we intend to obtain on a timely basis either additional non-dilutive funding, such as from establishing commercial relationships, dilutive funding or both. On the last quarter of the 2017 we started negotiations with the European Investment Bank in order to obtain a 25 million euros loan from its program “InnovFin” (loans to innovative business with fewer than 3,000 employees to support the growth and investments in research and innovation)

In addition, a successful transition to attaining profitable operations is dependent upon achieving a level of positive cash flows adequate to support our cost structure.

For more information related to the expected cash flows see Note 2. section, Liquidity.

Business combinations and goodwill

The Group accounts for business combinations using the acquisition method of accounting, which requires that the assets acquired and liabilities assumed be recorded at the date of acquisition at their respective fair values. Any excess of the fair value of consideration given over the fair values of the identifiable assets and liabilities acquired is recorded as goodwill. The determination of estimated fair values of acquired intangible assets and contingent considerations, as well as the useful economic life ascribed to finite lived intangible assets, requires the use of significant judgment. The use of different estimates and assumptions to those used by the Group could result in a materially different valuation of acquired intangible assets, which could have a material effect on the Group’s results of operations.

Several methods may be used to determine the estimated fair value of intangible assets acquired in a business combination, all of which require multiple assumptions.

The Group used the relief from royalty method, which is a variant of the income valuation approach to determine the fair value of the intangibles related to the acquisition of TiGenix SAU. It is based on the principle that ownership of the intangible asset relieves the owner of the need to pay a royalty to another party in exchange for rights to use the asset.

The fair value of assets related to the acquisition of Coretherapix was determined taking into account the sum of the survival probability discounted present values of Coretherapix’s projected cash flows in each year of its key product’s development and commercialization life. See note 4.

The fair value of the contingent consideration related to the acquisition of Coretherapix at the date of acquisition was computed as the sum of the probability weighted values of the fair values of the purchase prices associated with each of the potential product development routes. The fair value of each route is in turn computed as the sum of the survival probability discounted present values of the contingent payments in each such route including the Milestone and Commercialisation Payments.

The nine routes considered in the development process of Coretherapix are the result of combining multiple variables. The structure of these routes and the probability assigned to each route are reassesed by management at every reporting period and every time the development process reaches a milestone.

Any contingent consideration included in the consideration payable for a business combination is recorded at fair value at the date of acquisition. The fair values are reviewed on a regular basis, at each reporting date, and any changes are reflected in the income statement.

Acquisition costs incurred are expensed and included in general and administrative expenses.

Impairment of assets

We review the carrying value of intangible assets with indefinitive lives for potential impairment on a periodic basis (annually) and also whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. We review the carrying value of tangible assets and intangible assets with definitive lives for potential impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. We determine impairment by comparing the recoverable amount to its carrying value. If impairment is identified, a loss is recorded equal to the excess of the asset’s carrying amount over its recoverable amount.

In the context of the business combination with TiGenix SAU in 2011, development costs related to product Cx601 were capitalized in an amount of 1.7 million euros. These costs were not amortized at December 31, 2015 because the product was not yet available for use and was, therefore, subject to an annual test for impairment. In July 2016, the product Cx601 (1.7 million euros) was considered as available for use and consequently subject to amortization. As a result of that, we reclassified it from development to intellectual property. The estimated useful economic life was determined to be 10 years, which was the remaining period for the patents related to it.

On July 31, 2015 the Group acquired 100% of the issued share capital of Coretherapix. The most significant part of the purchase price was allocated to in-process research and development (17.4 million euros) as well as certain other intangible assets (277 thousand euros). The difference between the fair values of the assets acquired and liabilities assumed and the purchase price comprised the value of expected synergies arising from the acquisition and was recorded as goodwill (717 thousand euros).

As explained in note 4, at December 31, 2017 the Company fully impaired the assets related to the Coretherapix acqusition and derecognized the contingent consideration associated with the business combination.

For impaired assets, we recognize a loss equal to the difference between the carrying value of the asset and its recoverable amount. The recoverable amount, being the higher of the fair value less costs of disposal and value in use, is based on discounted future cash flows of the asset using a discounted rate commensurate with the risk. Estimates of future cash flows, based on what we believe to be reasonable and supportable assumptions and projections, require management’s judgment. Actual results could vary from these estimates. When it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs. The results of the impairment tests conducted during 2017 are described in note 11.

Deferred taxes

Deferred tax assets are recognized for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits together with future tax planning strategies.

Tax losses carried forward and other tax credits relate to the parent and subsidiaries that all have a history of losses and do not expire, except for other tax credits of 25.8 million euros related to TiGenix SAU, TiGenix NV and Coretherapix (see note 21). Both, the tax losses carried forward and the tax credits, may not be used to offset taxable income elsewhere in the Group.

With respect to the net operating losses of the Group, no deferred tax assets have been recognized, given that there is uncertainty as to the extent to which these tax losses will be used in future years.

Derivative financial instruments

Derivatives are initially recognized at fair value at the date the derivative contracts are entered into and are subsequently re-measured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in profit or loss immediately.

Pursuant to the terms and conditions of the loan facility agreement that we entered into with Kreos, on April 22, 2014, an extraordinary meeting of our shareholders issued and granted 1,994,302 new cash settled warrants, including a put option to Kreos Capital IV (Export Fund). These warrants have been designated at fair value through profit or loss. The Company recognizes the warrants, including the put option, as one instrument, because the Company believes that the put option is unconditionally linked to the warrant. Because the issued warrants can be settled in cash, the instrument is considered as a financial derivative liability measured at fair value with changes in fair value recognized immediately in profit or loss.

In May 2015, Kreos Capital exercised the above mentioned put option and executed one third of the warrants (EUR 163,333). As from January 2016, the remaining two thirds of the warrants put option have lapsed due to the increase in the price of the share which makes this amount no longer exercisable by Kreos Capital.

In December 2017, Kreos Capital converted its remaining warrants into TiGenix shares at 0.75€ per warrant.

The measurement of the warrant at fair value is based on the Black-Scholes option pricing model taking into account the following variables:

•	The share price.

•	The strike price.

•	The volatility of the share has been determined based on historical stock prices of our shares.

•	The dividend yield, which has been estimated as zero, as we have never paid a dividend due to the past experience of losses.

•	The duration, which has been estimated as the difference between the valuation date of the warrant plans and final exercise date.

•

The risk-free interest rate, which has been calculated based on the discount curve composed based on liquid euro deposit rates (for periods shorter than one year) and futures (typically for maturities between one and six years).

The Company uses judgment in evaluating the risk-free interest rate, dividend yield, duration and volatility related to our cash-settled warrant plan on a prospective basis and incorporating these factors into the Black-Scholes option pricing model.

Pursuant to the terms and conditions of the convertible bonds issued on March 6, 2015, the warrant will be reflected at any reporting period at its fair value. Measurement of the fair value will be determined using methodologies such as Black-Scholes, binominal lattices or Monte Carlo simulations. In this particular case, the conversion features are complex and render Black-Scholes and binominal trees inapplicable. The measurement of the warrant at fair value is based on a Monte Carlo valuation model.

The Resetting and the Early Redemption clauses embedded in the Instrument result in the Conversion Price being dependent upon an unknown share price path.

•	The Conversion Price depends on the evolution of the share price through the Resetting period.

•

The Early Redemption Clause will, for certain share price paths compel noteholders, to accelerate conversion in order to avoid the loss on the Warrant value that would result from the Instrument being called by Issuer.

Such Conversion Features cannot be factored into a fixed Conversion Price continuous or discrete model, such as Black-Scholes or binomial lattices, respectively.

On the other hand, a Monte Carlo model can indeed incorporate not only the market parameters such as volatility, risk-free interest rates and share price, but all the contractual characteristics of the Warrant such as Present Date (31/12/2017), Conversion Date (06/03/18), Present Price (1.70), Conversion Price (0.8983), Interest rate annual (-0.48%), Reference Period Days (60), Number of iterations (10,000), Annual Volatility (122.97%), Conversion price Reset, Early Redemption, Average Conversion Price (0.8982) and Number of anticipated redemptions (9,003).

Share-based payment arrangements

The Group used the Black-Scholes model to estimate the fair value of the share-based payment transactions. Using this model requires management to make assumptions with regard to volatility and expected life of the equity instruments. The assumptions used for estimating fair value for share-based payment transactions are further disclosed in note 25 and are estimated as follows:

•	Volatility is estimated based on the average annualized volatility of the TiGenix share price;

•	Estimated life of the warrant is estimated to be until the first exercise period;

•	The dividend return is estimated by reference to the historical dividend payment of the Group. Currently, this is estimated to be zero, because no dividend has been paid since inception.